SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2002

NEW SOUTH BANCSHARES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

333-49459	63-1132716
(Commission File Number)	(I.R.S. Employer
Identification No.)

1900 Crestwood Boulevard
Birmingham, Alabama 35210
(Address of Principal Executive Offices) (ZIP Code)

(205) 951-4000
(Telephone number including area code)

TABLE OF CONTENTS

FORM 8-K
Item 9.    Regulation FD Disclosure
Exhibit Index

SIGNATURE
EX-99.1    Certificate for CEO
EX-99.2    Certification for CFO

Item 9.    Regulation FD Disclosure

On November 14, 2002, New South Bancshares, Inc. filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the “Quarterly Report”). The Quarterly Report was accompanied by a certification from each William T. Ratliff, III, Chief Executive Officer, and Roger D. Murphree, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2). These exhibits are not filed but furnished pursuant to Regulation FD.

Exhibit Index

Exhibit No.	Description of Document

99.1	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by William T. Ratliff, III, Chief Executive Officer

99.2	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by Roger D. Murphree, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW SOUTH BANCSHARES, INC. (Registrant)

Date: November 14, 2002	By:	/s/ ROBERT M. COUCH
Robert M. Couch Executive Vice President